Exhibit 10.5

AMENDMENT
AMENDMENT, dated as of March 8, 2017 (this “Amendment”), to the CREDIT AGREEMENT, dated as of October 16, 2013 (as amended, amended and restated, supplemented or otherwise modified from time to time, including, without limitation, by that certain Replacement Facility Amendment dated as of June 30, 2015 and that certain Foreign Subsidiary Borrowing Agreement and Amendment, dated as of January 10, 2017, the “Credit Agreement”), among TRIMAS CORPORATION (“Holdings”), TRIMAS COMPANY LLC, (the “Parent Borrower”), the subsidiary borrowers from time to time parties thereto, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), JPMORGAN CHASE BANK, N.A., as administrative agent (the “Administrative Agent”), and the other agents party thereto.
W I T N E S S E T H:
WHEREAS, Holdings, the Parent Borrower, the Lenders and the Administrative Agent are parties to the Credit Agreement; and
WHEREAS, Holdings and the Parent Borrower have requested, and the Lenders and the Administrative Agent have agreed to enter into this amendment of the Credit Agreement;
NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
I. DEFINED TERMS

Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement.
II. AMENDMENT TO THE CREDIT AGREEMENT

Section 6.05(j) of the Credit Agreement shall be amended as of the Amendment Effective Date (as defined below) as follows:
(i)     The parenthetical “(other than Equity Interests in a Subsidiary)” therein shall be replaced with the parenthetical “(other than Equity Interests in a Borrower)” ; and

(ii)     The following proviso shall be inserted at the end thereof: “provided further that with respect to any sale, transfer or other disposition of Equity Interests of a Subsidiary, (x) subject to clauses (i) and (ii) of the immediately preceding proviso, the aggregate fair market value of all such Equity Interests sold, transferred or otherwise disposed of in reliance upon this clause (j) shall not exceed $20 million and (y) any sale, transfer or other disposition of Equity Interests in a Subsidiary that is a Loan Party shall only be permitted if 100% of the Equity Interests of such Subsidiary owned by Holdings and any of its Subsidiaries are so sold, transferred or otherwise disposed”.

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III. REPRESENTATIONS

Holdings and the Parent Borrower hereby represent that (i) the representations and warranties of each Loan Party set forth in the Loan Documents are true and correct as of the Amendment Effective Date and (ii) at the time of and immediately after giving effect to the Amendment Effective Date, no Default has occurred and is continuing.
IV. EFFECTIVENESS

This Amendment shall become effective on the date (the “Amendment Effective Date”) on which all of the following conditions precedent have been satisfied or waived:

(i)the Administrative Agent shall have received this Amendment, duly executed and delivered by a duly authorized officer of each of (A) Holdings, (B) the Parent Borrower, (C) the Administrative Agent and (D) the Required Lenders; and

(ii)the Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Amendment Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses (including fees, charges and disbursements of counsel) required to be reimbursed or paid by any Loan Party hereunder or under any Loan Document.

V. MISCELLANEOUS

A.Effect on the Loan Documents.

(i)Except as specifically amended hereby, the provisions of the Credit Agreement are and shall remain in full force and effect and are hereby in all respects ratified and confirmed.

(ii)The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

(iii)On and after the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof”, or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement after giving effect to this Amendment.

(iv)The Parent Borrower and the other parties hereto acknowledge and agree that this Amendment shall constitute a Loan Document.

B.Counterparts. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single document. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment.

C.GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN

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ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

D.Expenses. The Parent Borrower agree to pay or reimburse the Administrative Agent for all of its reasonable and invoiced out-of-pocket costs and expenses incurred in connection with the preparation, negotiation and execution of this Amendment, including, without limitation, the reasonable and invoiced fees, charges and disbursements of one counsel to the Administrative Agent.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

TRIMAS CORPORATION

By:	/s/ Robert J. Zalupski
Name: Robert J. Zalupski
Title: Chief Financial Officer

TRIMAS COMPANY LLC

By:	/s/ Robert J. Zalupski
Name: Robert J. Zalupski
Title: Vice President

[Signature Page to Amendment]
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JPMORGAN CHASE BANK, N.A., as Administrative Agent and a Lender,

By:	/s/ Christopher A. Salek
Name: Christopher A. Salek
Title: Vice President

[Signature Page to Amendment]

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Michael E. Miller
Name: Michael E. Miller
Title: Vice President

[Signature Page to Amendment]

WELLS FARGO BANK, N.A., as a Lender

By:	/s/ Tom Trail
Name: Tom Trail
Title: Director

[Signature Page to Amendment]

BANK OF MONTREAL, as a Lender

By:	/s/ Joshua Hovermale
Name: Joshua Hovermale
Title: Director

[Signature Page to Amendment]

CITIZENS BANK, N.A., as a Lender

By:	/s/ Megan Livingston
Name: Megan Livingston
Title: Senior Vice President

[Signature Page to Amendment]

MUFG UNION BANK, N.A., as a Lender

By:	/s/ Mark S. Campbell
Name: Mark S. Campbell
Title: Authorized Signatory

[Signature Page to Amendment]

BRANCH BANKING & TRUST COMPANY, as a Lender

By:	/s/ Brian J. Blomeke
Name: Brian J. Blomeke
Title: Senior Vice President

[Signature Page to Amendment]

KEYBANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Suzannah Valdivia
Name: SUZANNAH VALDIVIA
Title: SENIOR VICE PRESIDENT

[Signature Page to Amendment]

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Jerrod Clements
Name: Jerrod Clements
Title: Assistant Vice President

[Signature Page to Amendment]

HSBC BANK USA, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Brian M. Barns
Name: Brian M. Barns
Title: Assistant Vice President

[Signature Page to Amendment]

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender

By:	/s/ Peter Cucchiara
Name: Peter Cucchiara
Title: Vice President

By:	/s/ Benjamin Souh
Name: Benjamin Souh
Title: Vice President

[Signature Page to Amendment]

THE HUNTINGTON NATIONAL BANK, as a Lender

By:	/s/ Dan Swanson
Name: Dan Swanson
Title: Assistant Vice President

[Signature Page to Amendment]

THE NORTHERN TRUST COMPANY, as a Lender

By:	/s/ Wicks Barkhausen
Name: Wicks Barkhausen
Title: Vice President

[Signature Page to Amendment]

COMERICA BANK, as a Lender

By:	/s/ Nicole Swigert
Name: Nicole Swigert
Title: Vice President

[Signature Page to Amendment]